LAND USE RIGHTS	12 Months Ended
Dec. 31, 2013
LAND USE RIGHTS [Abstract]
LAND USE RIGHTS

NOTE 9 - LAND USE RIGHTS

Land use rights consist of the following:

	December 31,
	2013	2012

Cost of land use rights	$4,974,729	$4,884,596
Less: Accumulated amortization	(676,880)	(566,927)
Land use rights, net	$4,297,849	$4,317,669

Amortization expense for the years ended December 31, 2013, 2012 and 2011 was $100,828, $97,643 and $95,341, respectively. As of December 31, 2013 and 2012, a net book value of $2,735,916 and $2,747,396, respectively, were used as collateral for the Company's short-term bank loans.

Amortization expense for the next five years and thereafter is as follows:

2014	$99,495
2015	99,495
2016	99,495
2017	99,495
2018	99,495
Thereafter	3,800,374
Total	$4,297,849